UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 14, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    001-31590                 11-3621755
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             1055 Stewart Avenue, Suite 12, Bethpage, New York 11714
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          (Address of principal executive offices, including zip code)

                                  516-922-4765
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 14, 2006 SearchHelp, Inc. ("SearchHelp") executed a Settlement Agreement (the "2006 Settlement Agreement") with BioNeutral Laboratories Corporation USA ("BNC"), the parent company of Environmental Commercial Technology Corp. ("ECT"), to clarify certain terms and conditions pertaining to the Participation Agreement (the "Participation Agreement"), dated February 3, 2004, between SearchHelp and ECT and the related Settlement Agreement (the "Prior Settlement Agreement"), dated October 20, 2005, between SearchHelp and BNC. The 2006 Settlement Agreement resolves the lawsuit commenced by SearchHelp against BNC and ECT, in the Supreme Court of the State of New York (the "Court") on February 27, 2006, based on certain claims arising from the Participation Agreement and the Prior Settlement Agreement.

Pursuant to the 2006 Settlement Agreement, SearchHelp is relieved of its $100,000 payment obligation to BNC. Instead, BNC will withhold the first $100,000 in participatory interest otherwise due to SearchHelp.

Furthermore, the 2006 Settlement Agreement limits the number of shares of the common stock of SearchHelp that BNC may sell in any calendar week until all of the remaining shares have been sold.

The 2006 Settlement Agreement is subject to Court approval.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 14, 2006, the Supply Agreement, dated as of September 27, 2005, between the registrant's wholly owned subsidiary, E-Top-Pics, Inc. ("ETP"), and Fuji Photo Film U.S.A., Inc. ("Fuji") was terminated. As previously disclosed in the registrant's filings, ETP has been in discussions with Fuji for several months concerning the pricing of the imaging products to be supplied under the Supply Agreement. Because the parties were unable to agree on mutually acceptable pricing for such products, ETP submitted a notice of termination that became final on July 14, 2006.

The termination of the Supply Agreement means that ETP will not be required to meet the minimum purchase quantities specified in the agreement, but ETP is obligated by the terms of the agreement to consummate the purchase of products ordered prior to termination. However, ETP and Fuji are continuing their discussions concerning the disposition of such products. Management believes that these discussions will result in pricing terms that will enable ETP to liquidate the inventory without having a material effect on the registrant.

Management has not made any decision as to whether ETP will discontinue the imaging-products segment of its business

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D)  EXHIBIT

Settlement Agreement, dated July 14, 2006, between SearchHelp, Inc. and BioNeutral Laboratories Corporation USA

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 20, 2006

                                      SEARCHHELP, INC.

                                      By:  /s/ Joseph Carrizzo
                                         ---------------------------
                                      Name:    Joseph Carrizzo
                                      Title:   President